Exhibit 99.2

1 Broadwind | Investor Presentation 2023 First Quarter 2026 Conference Call Presentation May 12, 2026

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) the impact of our sale of the Abilene, Texas production facility and its effect on our financial results, (ii) our expectations and beliefs with respect to our financial guidance as set forth in our press releases from time to time, (iii) the impact of global health concerns on the economies and financial markets and the demand for our products ; (iv) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (v) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (vi) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (vii) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (viii) our ability to continue to grow our business organically and through acquisitions ; (ix) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (x) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; (xi) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (xii) our ability to realize revenue from customer orders and backlog ; (xiii) the economy and the potential impact it may have on our business, including our customers ; (xiv) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xvi) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xvii) the effects of the change of administrations in the U . S . federal government ; (xviii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xix) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xx) the effects of proxy contests and actions of activist stockholders ; (xxi) the limited trading market for our securities and the volatility of market price for our securities ; (xxii) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xxiii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2025 . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE 1Q26 Performance As of May 2026 Core segments reached profitable scale. Industrial Solutions and Gearing segments were profitable in 1Q26, with segment EBITDA margins of 19.1% and 6.6%, respectively Natural gas turbine content drove order growth in Industrial Solutions and Gearing, increasing 44% and 66% y/y, respectively Ongoing momentum in natural gas turbine markets. Industrial Solutions backlog reached another record at $43 million in the first quarter 2026 Leverage remains in target range. Net leverage of 1.7x as of March 31, 2026, is below our targeted range of 2.0x. Investment Thesis Building a platform for profitable growth First Quarter 2026 The divestiture of the Wind operations in Abilene, TX and Manitowoc, WI increases exposure to the power generation and critical infrastructure end markets, optimizes asset base, improves balance sheet optionality Positioned to redeploy capital toward bolt - on acquisitions within power generation and critical infrastructure; focused on margin accretive businesses capable of supporting profitable growth, over the long - term Domestic acquisition strategy will seek to capitalize on nearly $300 million of net operating loss carryforwards 100% domestic precision manufacturing footprint remains a competitive advantage in the current operating environment Successfully reallocating production capacity toward stable, recurring project revenue streams across diverse end - markets Balance sheet optionality. Received approximately $17.2 million in net proceeds from the sale of the Abilene, TX facility…..expect incremental liquidity improvement of ~ $10 million Achieved profitability through scale in core segments Poised to capitalize on accelerating power generation and critical infrastructure demand

CONSOLIDATED FINANCIAL PERFORMANCE

Exiting non-core wind market; focused on power generation and critical infrastructure

Continued strength in core Industrial Solutions and Gearing segments

Strong demand for natural gas turbine content in Gearing and Industrial Solutions served to offset lower wind-related contributions in Heavy Fabrications

Heavy Fabrications segment impacted by a raw material supplier disruption issue from a directed buy program with an OEM, lower demand for PRS units, and the sale of the industrial fabrication operations



Total Revenue
($MM)
$36.8
$34.1
1Q25
1Q26
Gross Profit
($MM)
$4.3
$4.7
1Q25
1Q26
Adjusted EBITDA
($MM)
$2.4
$2.2
1Q25
1Q26
GAAP Net Income (Loss)
($MM)
($0.4)
($0.5)
1Q25
1Q26

Broadwind | Investor Presentation 5

HEAVY FABRICATIONS SEGMENT

First Quarter 2026

We expect to exit the wind market in September 2026

The Heavy Fabrications segment will lease the Abilene Facility and related assets for a term that is expected to end on September 5, 2026, ensuring an orderly completion of existing orders

Heavy Fabrications segment revenue declined 35% y/y to $16.4 million in 1Q26 largely due to a raw material supplier issue from a directed-buy OEM vendor, lower PRS demand and the sale of the industrial fabrication operations

1Q26 segment EBITDA margin of 10.4% was down from 13.7% in the prior year, but increased more than 300 bps sequentially as operations normalized and supply chain issues eased


Segment Revenue
($MM)
$25.2
$16.4
1Q25
1Q26


Segment EBITDA
($MM)
$3.4
$1.7
1Q25
1Q26


Segment Orders
($MM)
$12.4
$9.7
1Q25
1Q26


Segment Backlog at Quarter-End
($MM)
$79.3
$25.3
1Q25
1Q26

Broadwind | Investor Presentation 6

7 Broadwind | Investor Presentation 2023 First Quarter 2026 GEARING SEGMENT Power generation demand driving strong segment revenue growth, improved margin realization Segment orders and backlog increased 66% and 107% y/y, respectively in 1Q26 Segment revenue increased 42% y/y in 1Q26 to $8.5 million, given a stable ramp in power generation - related demand 1Q26 segment EBITDA was $0.6 million, as higher sales resulted in improved segment operating leverage Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) Segment Revenue ($MM) $6.0 $8.5 1Q25 1Q26 ($0.2) $0.6 1Q25 1Q26 $8.0 $13.2 1Q25 1Q26 $14.7 $30.5 1Q25 1Q26

8 Broadwind | Investor Presentation 2023 First Quarter 2026 INDUSTRIAL SOLUTIONS SEGMENT Strong demand for natural gas turbine content supporting record backlog exiting 1Q26 Segment revenue increased 64% y/y in 1Q26 to $9.2 million In 1Q26, orders and backlog increased 44% and 89% y/y, respectively due to strong demand for natural gas turbine content Segment EBITDA increased to $1.8 million, or 19.1% of sales, reflecting improved operating leverage from higher volumes and a favorable product mix Segment book - to - bill of 1.6x supports expectations for continued growth throughout 2026 Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $5.6 $9.2 1Q25 1Q26 $0.5 $1.8 1Q25 1Q26 $10.1 $14.6 1Q25 1Q26 $22.9 $43.3 1Q25 1Q26

BALANCE SHEET UPDATE

First Quarter 2026

Recent divestitures support improved balance sheet optionality, sharpened focus on deploying capital toward accretive, bolt-on acquisitions

Liquidity at quarter end was $25.1 million, or $16.4 million after adjusting for the minimum liquidity requirement under the amended credit agreement

After adjusting our credit availability and reflecting required debt payments, we expect the sale of the Abilene facility will improve our liquidity by approximately $10 million

Capital allocation priorities are opportunistic investments in complementary, accretive bolt-on acquisitions, organic investments, debt reduction, and share repurchases

Cash and LOC Availability at Quarter-End

($MM)



$22.6
$16.4
1Q25
1Q26

Net Debt Outstanding

($MM)



$16.7
$14.1
1Q25
1Q26

Total Net Operating Working Capital

($MM)



$28.8
$38.7
1Q25
1Q26

Total Inventory

($MM)



$49.5
$42.7
1Q25
1Q26

Broadwind | Investor Presentation 9

APPENDIX

11 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW Leading pure - play precision manufacturer serving diverse end - markets with 100% domestic footprint Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for commercial and industrial clients We are one of the leading independent precision manufacturers in the United States Our most significant business serves the domestic power generation and critical infrastructure industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, mining and construction This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure across diverse end - markets

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Segment	Description	Revenue
Heavy Fabrications Segment[1]	We provide large, complex and precision fabrications, and proprietary industrial processing equipment, to customers in a broad range of industrial markets. Key products include wind towers and PRS units.	51% of Proforma 2025 Revenue[2]
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	23% of Proforma 2025 Revenue[2]
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	26% of Proforma 2025 Revenue[2]

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships



Abilene, TX
Tower Manufacturing
Industrial Fabrications Facility[1]



Cicero, IL
Gear Manufacturing and Gearbox Repair Facility



Pittsburgh, PA
Gearbox Repair and Heat Treat Facility



Sanford, NC
Industrial Solutions Manufacturing Facility

Our customer base

Established OEM Relationships

(1) On May 6, 2026, the Company announced the sale of the production facility in Abilene, TX, including equipment, machinery and other items. (2) Proforma 2025 revenue is calculated excluding the Manitowoc industrial fabrication operations.

Broadwind | Investor Presentation 12

13 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

14 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

15 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows

16 Broadwind | Investor Presentation 2023 APPENDIX GAAP to Non - GAAP Reconciliation

17 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data

18 Broadwind | Investor Presentation 2023 Please contact our investor relations team at BWEN@val - adv.com IR CONTACT